Exhibit 10.47

                      RENMINBI LOAN CONTRACT (Short Term)

                                           Loan No.: 2003 Nian Liu Dai Zi No.032


Borrower:  Shandong Shengda Chemical Co., Ltd
Enterprise Legal Person Business License No.:  37090002573147
Legal representative:       Li Xuewen
Address:  No. 342, Lingshan Street
Financial institution of Deposit and Account No.:
 Bank of China Tai'an Branch
Contact Information:  0538-6269858

Lender: Bank of China Tai'an Branch
Legal representative or Person in Charge:  Qin Ruiming
Address:  No.48, Dongyue Street, Tai'an City
Contact Information:  0538-8696727



The  Borrower  and  Lender,   after  reaching  an  agreement   through  friendly
negotiation, hereby enter into this Contract pursuant to Borrower's application to Lender for a short-term Renminbi loan.

Article 1. The Amount

The total loan amount under this loan: RMB five million (5,000,000.00) yuan exactly.


Article 2. Term of The Loan

The period of this loan is five months from the date of draw-down agreed by both parties to the last date of repayment. If the time of draw-down agreed by both parties is a specified period, the aforementioned "date of draw-down" is the starting date of the period of draw-down.

Article 3. Purpose of the Loan

The Loan under this Contract shall be solely for buying raw materials. Without getting written consent from the Lender, the Borrower shall not divert the funds under this Contract to any other purpose.

Article 4. Interest Rate and Calculation of Interest

The annual interest rate of the Loan is: 7.965%. During the duration of the contract, the interest rate agreed herein shall remain unchanged.

The interest shall be calculated from the actual date of draw-down and based on the actual amount of draw-down and actual days of use. One year shall be calculated as 360 days.

The Borrower shall pay the interests on a monthly basis, and the settlement date is the 20th day of each month. If the payment for the last installment is not on the settlement date, the Borrower shall pay off all due interest on the payment for the last installment.

Article 5. Conditions for Draw-down

If the Borrower fails to satisfy the following conditions, the Lender has the right to reject the draw-down application:

1. To send a written draw-down application and relevant certificate for the purpose of the loan ___ days in advance;
2.       This Contract and the appendices have become officially effective;
3. The Guaranty stipulated in Article 9 of this Contract has become effective;
4. The Borrower has opened an account according to the requirements of the Lender for the use of draw-down, payment of interests, payment of expenses and repayment.
5. The Borrower has provided the resolution and power of attorney of the board of directors or other authorized department regarding the consent of signing and performing this Contract;
6. The Borrower has provided the list and the signature samples of the authorized persons who have been authorized to sign this Contract and relevant documents and receipts;
7. The Borrower has been satisfied the warrants under Article 11 of this contract;
8. Other requirements for the draw-down stipulated in relevant laws and agreed by both parties have been satisfied.

Article 6 Draw-down Time

The Borrower shall make the draw-down in accordance with the ___ item of the following:

(1) The Borrower shall make the draw-down at one go on the __ day of ________.

(2) The Borrower shall withdraw the entire loan amount within __ days starting from the ___ day of _______ pursuant to the stipulations in this Contract.
If the Borrower fails to withdraw the entire loan amount before the above date, the Lender has the right to reject to grant the loan. If the Lender agrees to grant the loan, it has the right to charge obligation expenses for the delayed amount on the daily basis of %; if the Lender rejects to grant the remaining amount of the loan, it has the right to charge obligation expenses in accordance with a percentage of .

Article 7: Procedures for Draw-down

The Borrower should submit a draw-down application as required by the Lender, and go through other formalities for a draw-down.

Article 8: Repayment

The Borrower shall repay the loan under this Contract in strict accordance with the following repayment plan:

The Repayment Date: July 1, 2003
The Payment Amount: CNY 5,000,000.

The Borrower shall submit a written application to Lender 7 days before each loan term expires if readjustment of the above-mentioned repayment plan is necessary. Except as otherwise provided, any change in the repayment plan needs the written consent of both parties.

If there exist more than one due payment  between  the  Borrower  and the Lender
pursuant  to  the  Contracts,   the  Lender  has  the  right  to  determine  the
implementation order of the contracts.

The Borrower can make advance repayment, but it shall inform the Lender 7 days in advance. The Lender has the right to charge the Borrower a compensation fee amounting to 0.5% of the receivable interest of the advance repayment. The amount of advance repayment shall be used to repay the last installment and repayment shall be in an inverted order. If the Lender agrees with the advance repayment, the Borrower shall not request to withdraw for the second time.

Article 9: Guaranty

Shandong Shengda Technology Co., Ltd (the "Guarantor") shall be the guarantor for the loan under this

Contract and take jointly liabilities, and the Guarantor shall sign a Guaranty Contract in its own right, the number of the Guaranty Contract is: 2003 Tai Dan Zi 032.

During the term of this contract, if the guarantor's financial status become deteriorated or the liabilities for repayment of debts become weak, the Lender shall have right to request the Borrower changes guarantor or provide mortgage and pawn secured for this loan under this contract.


Article 10    Representations and Warranties

The Borrowers hereby represents as follows:

1. The Borrower is a company duly organized and validly existing under the law of the People's Republic of China;
2.       The Borrower has the power and authority to sign this Contract.
3. All documents, materials, reports and certificates provided to the Lender by the Borrower for consummation of this Contract is true, real, compete and effective
4. The Borrower shall not conceal the following events which is being happened or have been happened which will prevent the Lender from correctly judging the capability of performing this Contract of the
         Borrower:

         (1) The Borrower or the principal executives of the Borrower involve in material events which breach regulations, laws or compensation to others;
         (2) The Borrower breached contract which is between the Borrower and other creditors.
         (3) The Borrower's debts or proposed debts or liens and other encumbrances;
         (4) Pending actions and arbitration; (5) The other matters will impact the financial status or abilities of repayment for the debts.

The Borrower hereby warrants as follows:

1. Providing update financial statement or financial bulletin every month; Providing the audited financial report at the first quart of each year; Providing operation report, financial report or other files and materials;
2. If the Borrower has signed or shall sign any anti-guaranty or other similar documents with the Guarantor, the anti-guaranty or other similar documents will not make any impact on the rights and benefits of the Lenders set forth in this Contract;
3. Accepting the supervision of the Lender, provides assistance and cooperation for the Lender's supervisions;

4. If the Borrower shall reduce the registration capital or there are changes of shareholders and operation manner (including but not limited to joint venture, cooperation, jointly cooperation; dissolution, closedown, liquidation, transformation; merger; change to share company; trading of operation right or own right by contracting, joint operation, trusteeship), the Lender shall be informed in advance. If the abovementioned activities shall have negative impact on the Borrower's abilities of repaying the loan, the consent of the Lender has to be got.
5. The Borrower warrants that will not dispose the assets which will make adverse impact on its ability of paying debts. The Borrower shall inform the Lender and warrants the liability under its security will not more than times that of net assets of the Borrower when the Borrower guarantees for other party or mortgage its assets.
6.       The Borrower will not pay the other similar loans prior to the Lender;
7. The Borrower warrants informing the Lender immediately when the following events occurred:

         (1) The event of breach of contract under this Contract or any other contract;
         (2) Any changes happen to the Borrowers' relationship of administrative subordination, top management, and the article of association and substantial restructuring of its internal organizational structure;
         (3) The Borrower suffers difficulties in operation and its financial status deteriorates;
         (4) The Borrower involves in material actions or arbitration;
         (5) Any other event which has negative impact on its abilities of repaying the loan.

8. The Borrower shall keep sufficient balance for repayment prior [one day] to the due date.
9. The Borrower's settlement business under this Contract shall be conducted at the Lender or other branches of Bank of China. The turn-over for the capital shall satisfy the demand of the Lender;
10. When the after-tax net profit of a fiscal year is zero or negative, or the after-tax profit is not sufficient to make up for the accumulated losses of previous fiscal years, or the pre-tax profit is not used to repay the principal, interest and expenses due before the end of the current fiscal year, or the pre-tax profit is insufficient to pay off the next installment of principal, interest and expenses, the Borrower shall not give any dividend and bonus to its shareholders in any form.

Article 11: Events of Breach Contract and Settlement

If the Borrower fails to repay the loan and cannot reach an agreement with the Lender regarding the extension, the Lender shall collect an overdue penalty for [0.5/oo] of the overdue amount per day. If there is an adjustment of the interest rate, the interest shall be calculated by basing on different rate in different time period.

If the Borrower fails to repay the interest in full on time, the Lender has the right to demand a compound interest for the overdue interest on a monthly or quarterly basis and the interest rate set forth in this Contract shall be applied. When the loan becomes overdue, the calculation of the compound interest shall be charged at the overdue interest rate of 0.1/oo per day. If the principal has been repaid on time and the interests become overdue, a compound interest of the overdue interest shall be charged at the overdue interest rate. If there is an adjustment of the interest rate, the interest shall be calculated by basing on different rate in different time period.

If the Borrower fails to uses the loan in accordance with the provisions set forth in this contract, the Lender shall have right to collect a penalty for the misusing part at a rate of [0.5/oo] per day. If there is an adjustment of the interest rate, the penalty shall be calculated by basing on different rate in different time period.

In the event of any of the following circumstances, the Lender has the right to refuse the Borrower's draw-town request or cancel the amount of the loan which has not been withdrawn, and declare all the principal and interest of the loan under this Contract due immediately:
         (1) The Borrower fails to repay the principal or interest 10 days after it is due;
         (2) The Borrower's total overdue amount or total misused amount reaches RMB 100,000 yuan.
         (3) The Borrower's representations made in Article 10 are untrue or breaks its warranties;
         (4) The Borrower breached contract which is between the Borrower and other creditors;
         (5) The Guarantor, the mortgagor and the pledger breach the contract of the Guaranty Contract, and the breach shall hamper the Borrower's performing the obligations set forth in this Contract.
         (6) The Borrower goes out of business or is dissolved, revoked, or goes bankrupt;
         (7) The financial status of the Borrower or the Guarantor seriously deteriorates;
         (8) When the estates under mortgage or in pledge devaluate, damaged, become lost, are sealed up or frozen, the Borrower fails to provide new guarantees in accordance with the requirements of the Lender.

Article 12: Deduction

The Borrower agrees that the Borrower's any payable amount pursuant to the stipulations in this Contract can be directly deducted from the account opened by the Borrower in the institutions of Bank of China by the Lender.

Article 13: Taxes and Expenses

All taxes and expenses relevant to the establishment, execution and dispute settlement of this Contract, including but not limiting to stamp tax, interest withholding tax, legal cost, execution fee, attorney's procuration and notarial fee, shall be paid or reimbursed by the Borrower.

Article 14: Counteraction, Assignment and Reservation of the Debt and Credit

The Borrower shall pay the payable amount in full under this Contract, and shall not maintain to counteract any amount, but an exception shall be made if the Lender agrees.

The Borrower shall not assign its right and liability under this Contract to other third party without any written approval of the Lender;

The Lender give any extension, toleration, favor to the Borrower or permit the Borrower to delay of performance any obligation under this Contract shall not impair any rights of the Lender in accordance with this Contract and laws, regulation, it shall be deemed to have waived its rights under this Contract and the obligation shall be performed by the Borrower under this contract.

Article 15: Amendment and Cancel

This contract could be amended, supplemented or canceled upon the written agreements conclude by the parties. Any amendment and supplement shall be integral party of this Contract.

If any provision contained in this Contract become invalid, the other part of this Contract shall not be impaired by it.

Article 16: Applicable Law, Dispute Settlement and Judicial Jurisdiction

This Contract shall be governed by the relevant laws of the PRC.

Any disputes arising from the execution of, or in connection with this Contract shall be settled through friendly negotiation between both parties hereto. In case no settlement to disputes can be reached through friendly negotiation, the disputes shall be submitted to the Arbitration Commission of Tai'an City for arbitration.

Article 17: Appendices

The following appendices and other appendices jointly confirmed by both parties shall be integral part of this contract, and shall have the same legal effect as this Contract:

          1. ________________
          2. ________________
          3. ________________
          4. ________________

Article 18: Becoming Effective of This Contract

This Loan Contract shall become effective upon signature (or seal) by legal representatives or authorized representatives of both parties and upon the affixing of the official seals of both parties.

This contract is executed in quadruplicate and be equally authentic. The Borrower and the Lender shall hold 2 copies each.

Article 19: Special Notes

The Borrower has fully negotiated with the Lender about all articles in this Contract.

The Lender has requested the Borrower to pay special attention to all the provisions concerning the rights and obligations of the two parties and to understand them completely and correctly. The Lender has made corresponding explanations for the abovementioned provisions at the request of the Borrower.

The parties to this Contract find in full accord with the other party about the interpretation of the provisions in this Contract.

The Borrower: Shandong Shengda Chemical Co., Ltd (seal)

Legal Representative (or Authorized Representative):  /s/ Li Xuewen
                                                     ---------------------------

Date:  February 1, 2003

The Lender: Shandong Shengda Chemical Co., Ltd (seal)

Legal Representative (or Authorized Representative):  /s/ Qin Ruiming
                                                     ---------------------------

Date:  February 1, 2003